Exhibit 3.2

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 09-A, L.P.

This Certificate of Amendment to Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 09-A, L.P. (the “Partnership”) is being executed and filed by the undersigned general partner under the Delaware Revised Uniform Limited Partnership Act.

ARTICLE ONE

The name of the Partnership is MEWBOURNE ENERGY PARTNERS 09-A, L.P.

ARTICLE TWO

Article Four of the Certificate of Limited Partnership of the Partnership is hereby amended in it entirety to read as follows:

The name and business address of the managing general partner of the Partnership are Mewbourne Development Corporation, 3901 S. Broadway, Tyler, Texas 75701. The names of the investor general partners admitted to the Partnership are set forth on Exhibit A hereto. The business address of the investor general partners is 3901 S. Broadway, Tyler, Texas 75701.

IN WITNESS WHEREOF, the undersigned, the managing general partner of the Partnership and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, by and through a duly authorized officer thereof, has executed this Certificate of Amendment to Certificate of Limited Partnership on this 28th day of August, 2009.

MEWBOURNE DEVELOPMENT CORPORATION, acting for itself and as attorney-in-fact for each of the investor general partners as set forth on Exhibit A

By:	/s/ J. Roe Buckley
J. Roe Buckley, Chief Financial Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

SCOTT KAUP	A KIRSCHENBAUM & B SILVERSTEIN

RICK H WHITE REV TRUST	MICHAEL P & MADONNNA B ROTH

JAMES C SMITH JR REV TRUST	J F BORZELLECA JR & E L BROCK

RONALD FILANTE	MICHAEL SILVERMAN

DONALD JAMES DORR REV LIV TRST	KENT & BARBARA SUMMERS

ESTHER CALCATERRA REV LIV TRST	ROGER E & LINDA RAE ARNDT

RICHARD C MINTO REV LIV TRUST	NICK G COVELLI

THOMAS C BODE	RAMON NAVARRO

GEORGE S & SUSAN D TEMPLETON	ROBBIE L ROSE-POEL REV TRUST

SIMMONS REVOCABLE TRUST	DAVID T PARKER

EDWARD G &REBECCA A LIPPITT	STEVEN W LEE

MARY A SUCHAN REV LIVING TRUST	WILLIAM F GRIFFIN LIV TRUST

ROSEMARY KINDER REV LIV TRUST	GEORGE P TURNER

KEVIN P KERTZ	FREDERICK L BAEHNER

SZWARGULSKI REV LIV TRUST	JEROME B KAUP

HUMPHRIES REV LIVING TRUST	KATHLEEN A MALTMAN

DOROTHY I GOGGIO REV LIV TRUST	BRAD G KOHLE

BERNICE K TRULOVE REV TRUST	CONNIE MAGERS

GERALD K BODAMER TRUST	DANIEL M MARGOLIS

JOHN G MERGNER SR	NINA C CARLSON

J PAUL KITCHENS	KATHLEEN J OLSON

DIESMAN FAM TRUST DTD 7/21/98	RANDALL A BERGERON

SADASHIV D PARWATIKAR	L DONALD MARCINKIEWICZ TRUST

VERNON J & BETTY JANE SCHMITZ	PAUL F SEGER

MARYANN SCHUERMANN REV TRUST	SHARON P LANGE

CARL J & JUDITH A MODZINSKI	BILL OPINCAR

JANIS A HART REV LIVING TRUST	DAVID E OPEL

JOHN P CAVANAUGH REV LIV TRUST	JOHN W ALDEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ANTHONY & SUE TOSTO	BRIAN R MILLER

LORIN CHUN	JAMES H & RHONA S HANSEN

VINCE BLOM	GARY L JONES REVOCABLE TRUST

M J COSTIGAN & C L SEGERSTEN	BRIAN N HEINEN

ROBERT J WAFER	JOHN A & ELIZABETH ENGELHARDT

ROY JOHNSTON	ANNABEL E PAGE

TIPPIN REVOCABLE LIVING TRUST	W G TREY WING III

KAWASHIMA LIVING TRUST	GLYNN D & ANITA S NANCE

JANET L HARRIS LIVING TRUST	VIRGINIA J GOOMIS

MARILYN GRANT REV TRUST AGMT	RICHARD G COMES REVOCABLE TRST

ROBERT & PATTI BOSSI REV TRUST	DOUGLAS P HUTCHESON

DONALD & BARBARA CLARK	ISABEL L LEA

MELVIN J JR & SUSAN RECTOR	FREDERICK LOWELL LIVING TRUST

MAU LIVING TRUST DTD 4/11/97	MARK G HEITKAMP

GEORGE III & MICHELLE COOKE	JOHN H MAI

PATRICIA P PETER REV LIV TRUST	DANNY E MATHIS

SUE ANN BRANDL TRUST	JAMES M & LINDA C TOMICH

MARGERY M MARSHALL TRUST	RICHARD I & WENDY C TODD

EVAH B JOHNSON REV LIV TRUST	DAVID & KARLA HARPER

MILDRED M JOHNSON REV LIV TRST	GREGORY W & LOUISE OVERBEY

CHARLES & PATSY HUTTON	VICTOR GUARINO

VERA LOPEZ REVOCABLE TRUST	WENDELL K LEE REV TRUST 06

ROBERT H & LYNN R SMITH	ROBERT G SIMMONS & M PAULETICH

CHARLES L CALCATERRA III TRUST	PATRICK T & HEIDI A CARNEY

PAULA M GULLEY	SMART INVESTMENT GROUP LLC

KNESS TRUST AGREEMENT	HEBBLETHWAITE LIVING TRUST

NANCY M FARMER TRUST	JANICE L KINTNER

MELBA JEAN WEHMEIER	WANDA FAYE BENNETT TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ABE WALSTON II	CHARLESTON MANOR PARTNERS LLC

TERRI J SWANSON	GREGORY B TAYLOR

A ROBERT NEURATH	PATRICK A O'LEARY

BECKMANN REVOCABLE LVING TRUST	CHARLES & HELGA STEPHANSEN

LLOYD K MIGITA	KEITH & JACQUELINE CORBIN

JIM & MARGARET KENNEDY	ROGER H & JANICE M STEINER

THOMAS E & JOYCE L NICCUM TRST	MARCIA A GRIMM

DONALD L & CHARLOTTE LINQUIST	CHRIS ARMSTRONG

LLOYD G & KAREN TURNER	MITCHELL E STASHOWER

JOE A & ROLYNN M ROSE	FRED C & KAY PRUETT

JAMES G MD & REBECCA GRATTAN	BARBARA J GREGG

ALVIN M ABE	ROBERT G & MARILYN EVANS

GENE NOWAK	KAREN S DARBY

SARA A PARSONS	PATRICK J PETRILLO

KEVIN F JAMES	ROSEMARY K KADLEC TRUST

CLAIRE E BORK	JAMES G SCHERER LIVING TRUST

WALTER A BORK	VERNON JACKMAN COOLEY TRUST

RICHARD A & JUDITH B SOSIS	GINA F SONDER

DALE A & JANE E DVORAK TRUST	ERIC R SHUTLER

LOUIS EDWARD SANCLEMENTE TRST	VAL & LAURA DUNN TRUST

JEAN H DURNAL REV LIV TRUST	BYRON K WEBB

MICHAEL R & WENDY IRWIN	LUCIGUELA E KING-SMITH

NICHOLAS DEBENEDICTIS	SHARLENE G BRUNS LIVING TRUST

FOGLE LIVING TRUST	ROBERT O & DEBORAH FIORENTINI

NANCY L DORLAC TRUST	SCOTT J MOREY LIVING TRUST

JERRY L B YEE TRUST	JOHN E TOUHEY

PHILLIP GRILLO	JOHN VOGT & LYNN MEYER

RICHARD W PATTON	WILLIAM N ZIMMERMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

THOMAS & NORMA REILLY	LISA L DICKSON LIVING TRUST

VICTORIA J DORR TRUST	LAURA J TEMPLE LIVING TRUST

JAMES M STANFIELD	ARANCODE R KRISHNAN

STRUBING HEWITT REV LIV TRUST	WILLIAM M JR & CAROL ROCKWOOD

PATRICK J & BRENDA CLARKE TRST	THOMAS K FRYE REVOCABLE TRUST

WAYNE F SCHILLY REV LIV TRUST	ELLEN P BLUM REVOCABLE TRUST

ROBERT & LING FU WYLIE	PORTER EVETTE

JEAN KING	EUGENE SIMKHOVICH

THE WEST TRUST	RAMONA M JONES

HAROLD L & LILA M BUMANN TRUST	WALTER R & KATHLEEN LINDERMAN

NORMA J DILLS REV TRUST	STEVEN J & JACKIE L HERRING

RICHARD & JUNE FERGUSON	RICHARD L & BARBARA J NELSON

ROBERT A & ELLA M RUSSELL	FRED L & THERESA M ROMANTINE

DONALD J & MARY BEARY TRUST	JOSEPH S BYCK

JOHN J NESWADI JR	TUPPER S BRIGGS LIVING TRUST

CHARLES F & GLORIA BENZIE TRST	BARBARA M HAHN

LORENE A SEDLACEK TRUST	PATRICIA ANN GUTER TRUST

STEVEN KAI HARRISON	RICHARD A REZABEK

RICHARD B SANFORD	TIMOTHY L & REBECCA L DORAN

RICHARD S & WANDA J ANTHONY	NEUSCHWANDER LOVING TRUST

JOE ED & NAN JO BURNAM	JAMES P MUNKERS

DECOSTERD LIVING TRUST	RICHARD A GAGNE

JOANNE ARCHERD	JULIE K DOOM

RETHA SMITH	ROBERT W GURNEY

RICHARD E SLYE TRUST	WALTER & PAULINE J CHIDESTER

GEORGE R HARTNETT	KRISTINE A HESS

MARCIA J LOESING REV LIV TRUST	CHARLES & LINDA BORRENPOHL

RONALD & CAROL SCHMIDT LIV TR	WILLIAM F YOUNG

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JOHN C TORRENCE	ORLANDO ALANIZ

BRUCE B & GABRIELE D CLARK	DANIEL D & CATHERINE G MALLIET

KLEFFNER REVOCABLE LIV TRUST	JARDINE FAMILY LIVING TRUST

LJ HANSARD MD & PA HASKELL MD	LYNNETTE MORROW

SUMIKO GUMMERT TRUST	JACKIE D WOODARD

LEE D PENNINGTON	STUART W BENJAMIN

SUE K & KENNETH KIVETT	HENRY CROMMELIN JR

MULBERRY REV LIVING TRUST	DAVID & DORIS ECHEVERRIA

HAL H JOHNSON	JAMES R & SARA K ADCOX

DEAN A HOLLAND	FRANK A & ILETA L NORRIS

JOHN H TOWERS	EDWARD ORLO BATTAGLIA TRUST

JAMES GOMEZ TRUST	CHARLES E FURR REV LIV TRUST

PALMER LIVING TRUST	DOROTHY A SORAYAMA REV TRUST

FRANCES R WAINWRIGHT	REED KISHINAMI

ROBERT W TOBEY	CAROL J CASTRO REV LIV TRUST

JACK A WILCOX A TRUST	KENNETH V & PEARL S NOREEN

RICHARD P CARNEY	GREGG & KATHY JOHNSON

EDWARD P MURRAY	FRANK E & RUTH E BALCH

DAVID E YOUNG	BUTLER FAMILY REV LIV TRUST

WILLARD L & CLETA B DIX	DENNIS E & JOANNE HEISDORFFER

DAVID M & JANE DICKERSON TRUST	JUDY TOWNLEY

GEORGE & LOYD MARILYN WELCH	EDWARD V & LANA J RESH

JAY C GROCHMAL	ROBERT J & MARILYN F HAMMONS

WATSON REVOCABLE LIVING TRUST	IRENE & MANUEL CASTRO

THOMAS R SR & DONNA L KRINGS	JEREMY & MELANIE HJELM

RICHARD A RENTSCHLER	BRET VANLEEUWEN FAMILY TRUST

BOBBY T LEE REV LIVING TRUST	DIXON INVESTMENTS LTD

ROBERT W SEAMAN	VIRGINIA LYNCH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

KENNETH & CYNTHIA A TROTTA	SELIG M DANZIG REV TRUST

NANCY & ALBERT TALLEVI	TONYA RANKIN

H SCOTT & TAMI REEVES	PAUL & JENNIFER COBB

STEPHEN W COLBY	SUSAN M HALLORAN

JOHN H HIGH	LYNDA E & LEWIS W ZYTKOVICZ

LOIS COHORST	JEAN R GUEZ

SHERYL A LEMESANY	J HILDEBRANDT & S LAMPKIN

DAVID S HODGES MD	DAVID L & SHERRI A JONES

BRUCE J RAILEY	BILL J & DIANNE F DULIN

AGNEW FAMILY TRUST	KENNETH A & SAMMI BLADES

ROGER & MARY BERCHTOLD FAM TRS	A NEIL & DIANE L CORMICAN

ARTHUR A YOSHIMURA	BRENT & VIRGINIA BRYSON TRUST

S&S INVESTMENT PARTNERSHIP	LYNCH FAMILY INVESTMENT TRUST

PATRICK J CONROY	BRYAN & ANNETTE WENTZ TRUST

MICHAEL J POLLEY	BEATRIZ ARCINIEGAS

DAVID GEORGE BASSITT TRUST	DAVID A STOVER

FRANCINE DANER	WILLIAM H GINN JR TRUST

WILLIAM M CONROY III	REBECCA C LEIBMAN

FREDERICK D & GLENNA ENGLE	ROLAND & LINDA QUERY

MARGARET MCGEE SANFORD	MARLENE & ARTHUR EHLERT TRUST

CHRISTOPHER D & MELISSA K LIND	OLETA SCHEER-PETERS TRUST

REID T IWAMOTO	WESLEY E SCHULTZ REV TRUST

JAMES R HEROLD	FREDERIC & SHEILA VANBASTELEAR

JAMES R RODGERS	THOMAS D WHITESELL TRUST

MICHAEL JOSEPH FILINGERI	ERIC FURIE

MARILYN M SUE LIVING TRUST	MALCOLM KESSINGER

ADELE J FINLEY REV LIV TRUST	SUSAN B MEDFORD

RONALD & JOAN SAEGER	VIRGINIA A MEIHAUS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

WOODROW W & EDITH WILSON TRUST	ROBERT J JR & KELLY S SUSA

KATHY R RECKERT REV TRUST	RICHARD M & CYNTHIA S SMITH

ROBERT C HARRINGTON REV TRUST	JEFFREY T COLLINS

NED & SHARON DANUSER	PFEIFFER-BENET FAMILY TRUST

DORIS W FINDLAY TRUST	JIMMIE D & FRANCIS E DELPONTE

SARAH P BAILEY	DREW HUDGINS

LEIGH ANN JENKINS MD	MICHAEL D & NANCY A BRADLEY

C PATRICK & MARIA C CUNTZ	SCOTT & GWENDOLYN EWING

DAVID MATHIES	SHELDAN J BIERI REV TRUST

LEROY COOK	JOHN & JOLEEN VATCHER TRUST

RHODES REVOCABLE LIVING TRUST	KURT F & ROBIN M HEITMAN

JOHN R SCHUENEMANN	CYNTHIA L AYERS LIVING TRUST

WITTHAUS FAMILY TRUST	CINIDY KIEF

CLIFFORD J VARS III	RANDALL & CATHERINE METHLING

JAMIE L VILLEGAS	MARK L SCHAEFFER

JOHN P & JOANNE HULLUM	JAMES MICHAEL MISTYSYN LV TRST

ROBERT C & MARY A DAVIS	ROBERT B SCHIEVE

LYNN R & DOTTIE B INGALSBE	WILLIS M W WONG REV LIV TRUST

S L GOFF LTD	GILBERT B & CHERYL A LOOMIS

MARGARET FILINGERI	MARTIN W FIELDS

KANCAVICUS FAM LIVING TRUST	JOSEPH MAYO

JAMES O RIDDLEBARGER	ROBERT B HANDLER

KENNETH A & N JEANETTE BRADLEY	STUART EPSTEIN

ZUMMALLEN LIVING TRUST	KRISTA F CLARK

DR RONALD H KOHLMEIER	C MARK GREER LIVING TRUST

RAY H II & JANIE G WRIGHT	CLIFFORD S & DEBBIE S DOMPIER

PATRICIA P BAILEY	PAUL C CARROL FAMILY TRUST

VAN A NIEMELA & NANCYANN CROWE	CALVIN & MARGHERITA WANG TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

WHITLOCK FAMILY LIVING TRUST	THE WILDE TRUST

GARY J BRAMER	JOHN K & REIKO N HORNIBROOK

HARRY YOSHIYUKI TSUJI REV TRST	ALAN S & SANDRA JORGENSEN

JOYCE C MITSCH	CECIL G & BARBARA B FUQUA

J C JAMES COOK III	REBECCA J FRICK

MICHAEL & DAWN CHITWOOD	MARILYN DEWITT

MARY B PASPALAS	R JAMES & ANN SCOTT

HAROLD E & DORIS M KLINK	ELIZABETH L KEATING

DR JACKIE PUJOL	BLAIR C MERRIMAN

MCINTOSH FAMILY TRUST-2005	JOYCE M WYNIA

ROLAND & LUANNE BERGSTROM	MICHELLE ROCK

SIDNEY FLEISCHER	JKB INVESTMENTS LLC

WILLIAM R TROEGNER	MARTHA N BEHR TRUST

JAY H JONES	CHARLES H COLBY

STEPHEN J & JO E SCHAAF	BARRY LINDGREN

PAUL POESSNECKER	D A POLLOM LLC

GERALD W & MARY ANN ALLEN	PHILIP S SAWCHUK LIVING TRUST

HELEN RULEY	CHARLES J & ANN E SPOHN

WINSTON J RENOUD	DREWING LIVING TRUST

ROY I HIGA LIVING TRUST	WANDA FRANCES VERNER

NORMAN R STRICKLAND JR	MOSLEY LIVING TRUST

STEVEN C FEDER	GAIL ESHENBAUGH

JOHN T PEISTRUP REV TRUST	WILLIAM D & MARGARET M GORE

JOHN CLARK	ROBERT SENF

DOUGLAS J & JACI L TERPSTRA	ROBERT E FROMM SR FAMILY TRUST

LARRY W POESSNECKER	RODNEY RICHIE

JOHN D MICHAELSEN	RONALD MADDUX

TERESA V MITCHUM REV LIV TRUST	JOSEPH & MARGARET HORTON TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

FRANCIS L PENRY TRUST AGMT	PAULA J CHAFFEY

MELVIN Y & SHIRLEY R NOJIMA	MARIA ELISA ABREU

DEANNE W L HO	EILEEN K CLARKE REV LIV TRUST

LAWRENCE M T CHEW	WERTLEY TRUST

BINDLER LIVING TRUST	HUGHES INVESTMENTS LP

ROGER HARRIS FAMILY TRUST	THOMAS A NIEMANN

SCOTT & SARAH FREEDMAN	BENNIE A CLEMMER

THOMAS P KALMAN	BRIAN WM HAAS

LEONARD ROSENBERG LIV TRUST	JOSEPH T EMRICK

SAUL & NANCY PILCHEN	STACY A & DIANNE K BEAUCHAMP

JACK & SANDRA PENDERGRAPH	JAY S ELLENBERGER TRUST

RICHARD A ALLBEE	GERALD L TOMLIN

EDWARD M & MARGARET GARSTKA	MICHAEL J & ANNE L ZOELLICK

PHILIP R & CATHY L WEBB	EDDIE G & MONICA A CLEMENT

WENDELL P HUMMEL	TILBURY LIVING TRUST

CRABTREE ENTERPRISES LLC	ROBERT A & KATHLEEN M KUNZ

HOLLIS B CANTERBURY MGMT TRUST	RODNEY D & NANCY K FLEER

WILLIAM L CARLSON	DAPHNE TRIPLETT

JOHN & PATRICIA GLIDEWELL TRST	WILLIAM ZINKE & BROOKE ACKERLY

AARON HILL	ERIK & ELLEN WEIHENMAYER

JUSTIN J KLUG	LARRY & MIRIAM H NELSON

SANDRA Y S YAP LIVING TRUST	KAZUKO N FUJITO TRUST

BRUCE M & EIKO H BARRETT TRUST	KENNETH L JORDAN JR TRUST

CHARLES W & JACQUELINE FOWLER	JORDAN FAMLY TRUST

BROWN FAMILY LIVING TRUST	DOROTHY S JORDAN TRUST

JEAN ANN K & WILLIAM J FREY	ALLEN A & AMY D SWIFT

M E & JOAN E EDWARDS	ALLEN B & JANE A MCKENZIE

RAYMOND J BUTTSCHAU TRUST	MATTHEW & ANDREA PITZEL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

PHILIPPE VEETERS & M MAASSEN	GREGORY RANDALL

JAMES R & CAROLE WHITMORE	POWHATAN & BEVERLY CARTER TRST

TRUDY E KEANE REV LIV TRUST	GAYLA CRAIG CHAPMAN

BILL & MARY QUATTLEBAUM	PATRICIA M RAHN LIV TRUST

QUATTLEBAUM FARMS INC	JAMES & ERNESTINE HALSTENBERG

JOAN M WELTZIEN	BRADLEY W & SUSAN M BARTEL

DAVID A HENLEY	DENNIS & KIMBERLY KNOUSE

DAVID G BASSITT REV TRUST	MAUREEN JOE

LORRAINE J LOUDER TRUST	KENT L GANSEBOM

ROBERT W ALFINI TRUST	JOSEPH & LIZETTE PETER

CHARLOTTE LEE	ROBERT W RIEMAN TRUST

THE WINSOR LIVING TRUST	RICHARD J & BARBARA CAMARILLO

MAGRID WICHERS	MARK S BRASHEAR TRUST

WAYNE & SHARON PASCHALL	TYLER & BREA WAYMENT TRUST

GLEN P DOSS	GARY S WHITNEY

RICHARD C GAGE	PETER F & MARY JO HOTALING

HILL-CURRIE FAMILY TRUST	E DAVID & BARBARA E KING

STEPHEN & JUDITH MOGELNICKI	CHARLES B & DEBORAH C MONCURE

ERNEST E OR ELIZABETH J LESTER	JING YANG TAO

KEN GEORGE	LEE A PRIVETT TRUST

AVERY-SIDES FAMILY TRUST	MARKLE LIVING TRUST

BARBARA P CHAVATEL	RODNEY S & JOANNE CREVOISERAT

RONALD & SUSAN MEREDITH	ANA MARIA PLATON

THOMAS & ANGELA PROST	ROBERT SWEENEY

ROLLA G & SHERRY HENRY	GENE E LAND

CECELIA ANDRES	TESS NIEBERDING REV TRUST

NANCY HEDRICK	FRED ANDRES

D ALEX HICKLIN III	LORI LITTLE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

EUGENE F HOLLAND SR	J W WHITMORE TRUST

CLAUDIA B HUBBARD	DANA SEXTON

MICHAEL A NAGAO	DOUGLAS H MOREY TRUST

EMMETT & MEI LI KINNEY	LAURA G SHEPPARD

JEFFREY A & DABNEY H ROUSH	DAVID H & LYNDA B DANZIG

GEORGE J JR & WINIFRED GILLEN	GEORGE GRANT

GARY D & JAN M GOOD	MONAMIE GHATAK

JEROME E & JOAN R SMOLA	VERONICA ORTIZ-BUCK

WILLIAM & CHERYL SAALI	DR CARLOS A OMPHROY MD

MELISSA GRIFFIN CAMPESI	GEORGE P & DIANE M SANDLIN

WILLIAM W SPROUL	DEAN K TAKAMINE

HUNTER LIVING TRUST	BEVERLY R ALTON

MARK MARTIN	MARK MYERS & KAREN STARR

LEE DEEL	TOM DILLEHAY

ISAAC & SHOHREH YOMTOOB	RICHARD A & DIANE M HALL

RAUL N & SUSAN CALVO	AMY S BRASWELL

ROBERT J & CATHERINE HEINSOHN	ROBERT L & LOIS N COLEMAN

STEVEN & BARBARA NUSSBAUM	RICHARD G FARLAND

SUSAN AINSLIE	MICHAEL MCCORMICK TRUST

JAMES M BISSING	ROBERT N & ELAINE R VICTORINE

MARK & WENDI SWIDLER	SUSAN M SANDVIG SHOBE

WILLIAM R HUGHES	GREG WIEHLE

DONNA L HARVEY	ROBERT S DENMAN REV TRUST

DONALD C TEMPLIN	NEIL & JEANNIE ROBBLEE

ELLINGSON INVESTMENTS LLC	JON T SANDAGER

BRADLEY & KIMBERLY HAWPE	KEES FAMILY REV LIVING TRUST

JOHN C HARVEY	RODGER & TERRY SAYYAH TRUST

JAMES P KNUST	EDWARD & HELEN SCHILD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MICHAEL L FRITZ	JOHN F POTTLE

ROBERT W & JOYCE M TRECARTIN	PAUL R & MARY LENORE BERG

JOHN P AHLERS	DANIEL G & MARILYN WILSHIN

JEANNINE REILLY	BARTON L & CARMELINE H HAKAN

MELROY STRACKE	RICHARD H JR & MARTHA W QUINN

DAVE FRANCISCO LIVING TRUST	DENISE H LAMBERT

SUZAN SLOAN	CATHERINE S CHEN

DOUGLAS J SHILLIDAY	HERBERT & LEIGH LEMOYNE

JAMES L & LINDA L HANSON	JEFFREY Q PARRISH LIV TRUST

TED HASSELBRING	JOSEPH W HORVATH TRUST

CHRISTOPHER J RANCK TRUST	CURTIS & DARIA COLLETTE

JARVIS ANDREW KEEL JR	KENNETH HALVELAND REV TRUST

RICHARD W BORK	DAVID R & SONDRA G BEITH

STANLEY A STEINER TRUST	NORMAN HARMS REV TRUST

MARC R & MARIANNE SPORTSMAN	GARY H KNUDSEN

MAX & ROMA MILLER	JEFFREY SUPPAN

MARK & BETSY BASS	THOMAS PENDER LIVING TRUST

JOHN & JOANN CAHILL FAM TRUST	L JACK & JENNIFER C GOODMAN

DONNA P HUNTER TRUST	NIKKI L & LESLIE C BREWER

GUANGHUA LIN & ZHIBEL YANG	CORY S & RIKKI K JOHNSON

JIMMY R & CAROLYN Z EDWARDS	C S & K A HERMANSKI

PATSY D ROE	ROBERT AUFFANT

JAMES W BRASWELL JR	GEORGE D & TERESA O HOLLAND

NORMAN RANDALL REEVES	SAM & GLENDA SINARDI REV TRUST

MICHAEL L CATLETT REV TRUST	WOJCIECHOWSKI LIVING TRUST

PATRICIA YODER & ROBERT WISE	GARY RIDDELL TRUST

WILLIAM CASAGRANDE	JOHN & TANDY DEAN

REDDINGTON REVOCABLE TRUST	MARY C TWELLMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

RUSSELL D & WINDI B VERNER	ROSALIE LOGSDON TRUST

CHARLES E & MARY K WALKER	ROBERT V FESTA

NICK HATZIS	HERBERT MASAMI KAWAKAMI TRUST

WILLIAM B HUBBARD	SHIVANANDAYYA &SOYEON HIREMATH

GWENDOLYN J SCHARP	PHILIP & KATHLEEN MAGENHEIM

KARINE A & JOHN H MCLAUGHLIN	STEVEN HANNON SR

HENRY J POLLEY	LYNN D GRIMSLEY

LYNN MAGGIO	GERALD L & ARLENE E SMITH

DAVID W & DIANE M PETERS	ROBERTA SCHALK PADGETT TRUST

DONALD E & PATRICIA MCFARLAND	ANTHONY R & SHARON L PACE

KEVIN E HARRIS TRUST	ILEEN L KLEIN REV LIV TRUST

LYNNE SCHROEDER REV LIV TRUST	MARTHA ROSE STANLEY

OLIN R PAINTER REV TRUST	HIROKO T YAMASHITA

ANITA C DAVIS TRUST AGMT	BRETT & KATHLEEN DABERKO

ISADORE JULIUS SCHOEN TRUST	KATHLEEN ISDITH & R V ANDERSON

GARY L & SHIRLEY J MATHES	STEVEN B SMITH MD

RONNY & KAREN POPE REV TRUST	GERALD L & STEPHANIE K STANTON

PAUL & JUDITH O'NEIL	RONALD D HOWLAND TRUST

PATRICIA ANNE OTTNEY REV TRUST	LINDA MARIX

NORMAN W & NIKKI L BENSON TRST	DAVID R & CHERYL BRALLIER TRST

CANDICE D PREJEAN	TIMOTHY F PRUGH

PAUL & AMANDA BROWN	JEFFREY M & BONNY G CLARK

FRED D CRISP	GORDON H CRAFTS

ROLLAND F ZECK	CLAIR SCHWENDEMAN

SAM & BETH PERLOZZO	LEONARD J & MICHELE SCHIRALDI

DAVID ROBERTS	PETER L GRAVES LIVING TRUST

JEFFREY A LIGGETT	TRENT & DODIE HOLMGREN-KAMMAN

JOHN M & DEBORAH L GENTRY	WILMA C KIMBALL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

A D CHERRINGTON	SUDIP & LALITA ROY

KNOWLES A OVERHOLSER	THOMAS & DENISE CARR

WILLIAM N ENGLE	FRANK G SANDMAIR TRUST

THOMAS L & MARY C HEYOB	RENE & MARION PELEMAN

THOMAS M & MICHELLE LADD	MICHAEL & JUDY HARDER

ANITA KUSS	THOMAS N & MARY M MILBRANDT

KATHY L BOWMAN REV TRUST	SCOFIELD FAMILY REV LIV TRUST

DAVID K ENDO TRUST	BARTON A BIXENSTINE REV TRUST

MATTHEW & DONNA MARIE RENO TST	HERBERT NEIDES

DONALD & MARION BAER TRUST	JOSEPH E GRAHAM

JANET M SMITH	MICHAEL KOTZEN

RALPH F HALL	BRIAN T HART

JAMES H SWAIN	MARC GOTTLIEB

JOHN STENGEL	JOHN D & KAY M VAN RYSWYK

BENJAMIN R & GWENDOLYN T SUGGS	RUTH M SHUCK LIVING TRUST

BRENT G & KRISTIE L BOEHRINGER	KATHLEEN O'HARA

WILLIAM J & POLLY SURHOFF	SUZANNE W KOEBBE REV TRUST

SANDRA L PAGE	DELRAY J STRACKE

LYNIA BAILEY	JON T & MARIAN DAVENPORT TRUST

JERRY B & CATHY HANSEN	DAVID SULLIVENT

WALTER K HORIKOSHI	JEANINE M & ROTHA RENEE CRUMP

JON H SCARPINO	DALLAS J STRACKE

VERNON & TERRI SUTPHIN	ROBERT & MARY CHITWOOD

MARK H & BEATRICE O COELHO	LAUREL A MATTHY FAMILY TRUST

THOMAS D & SHARON L BEATTY TST	NICHOLAS & GABRIELA DIDOMENICO

BERNARD R & VALERIE S GLASS	JULIE GOBBLE

DAVID T & KAREN KURIHARA	DOUGLAS J & MARGUERITE MCVICAR

SANDRA DALEIDEN	KATHRYN B & DALE C RUSSELL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MCKEE FAMILY TRUST	BLACKROCK ENTERPRISES LLC

ROBERT D & GLINDA B POE	GEORGE C & GAYLA CRAIG CHAPMAN

ANDREA M FOLTZ	JEFFERY A EBERLEIN

JAMES W ALLEN	LESLIE J & THOMAS M PALACE

MAX I HIMMEL	JAMES C FRIZZELL

BARBARA J HOYER REV TRUST	RANDALL A DUTTON

DEBRA E WINDHAM REV TRUST	THOMAS E KUENNING JR LIV TRUST

JOSEPH H & MARCIA A HERNICK	JORDAN FAMILY LLC

ERIC A LANGE	VIVIENNE B JAHNCKE LIV TRUST

DAVID G SUCH	LINDA L MAGENHEIMER

PELHAM N & MARION D NORRIS TRS	LOWELL FAMILY REV LIVING TRUST

DENNIS S & GLORIA SIROSKY	STANLEY R & DIANE P HUDSON

MICHAEL & RITA MILAM LIV TRUST	ROBERT C & DENISE M WRIGHT

DONALD R & DONNA J MCCURDY	CARL HAAG

CAROLYN E PARSONS REV TRUST	CAROL S ALLEN

TIMOTHY LIVELY	DAVID E & LYNDEN SARTAIN

BILL A & HILDA M SMALL	MARK A & HEATHER R STAUDACHER

CHAMBERS FAMILY LIVING TRUST	JOYCE H WEISHAAR TRUST

DANIEL S SCHWARTZ MD	DANIEL M ROBBINS

BRICK DISTRIBUTORS LLC	LARRY W & CONSTANCE D POWELL

EDWARD J & ARDIS N NAZER	WILLIAM & TERRY YATES LIV TRST

JOHN BICKERMAN	JOHN T HARTLEY

STANLEY J & SUZ-ANN KIRBY	GREGG J TAYLOR

DAVID A & ELIZABETH M SMITH	ASHISH & DHARA TRIVEDI

WILLIAM L SABER	DAVID E & TAMMY L WITTHUHN

GREG & MEREDITH MCALISTER	WENDY M REINER / LINDA BONNELL

CAROL L LADY TRUST	N BRET DEBENEDICTIS

JAMES T SPEIRS REV LIV TRUST	M DEAN KINSEY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MARK D FOWLER	KERRY CAHILL MCGRATH REV TRUST

ANDREA T FRAZER LIVING TRUST	LINDA K CLARK REV TRUST

ROBERT L SCHROEDER JR	GARRY KINDER

DENNIS P VAN PATTER	KIRK D & RUTH ANN PETERSON

BETTY M HONBO REV LIV TRUST	AMY G HENRY REV LIV TRUST

FREDRIC NORITAKE & P NOLIN	MATTHEW & HEATHER BRUENING

NEAL A CHASTAIN III	KAREN S GULLEDGE

DOUGLAS & JEANNETTE VAN WYK	SUSAN FISHBEIN

VINCENZA P FILINGERI REV TRUST	RONALD JAMES SCHELLHASE TRUST

MARILYN J LINTON LIVING TRUST	GEORGE ROBERT CLUTTS

RAYMOND J & MARJORIE D BRCKA	MARY LEIGH ARMSTRONG NEIL

DANA L SCHMELLER REV LIV TRUST	MARK GUTHRIE

ROBERT MILLARD	SCOT D & ANDREA L BOWLES

R SCOTT HOPPE	ALICE R CLARK

THOMAS R ECHOLS SR	STEVEN A NEWMAN

RICHARD L & DORIS A BROWN	MICHAEL L & COLLEEN TERPENING

EARL J WILDE III	TRAVIS G & PATRICIA KAMERICK

JOHN & MYRA GREVE	DUININK FAMILY TRUST AGMT

WALTER J BELANGER TRUST	RAYMOND D & DARLENE S CERVETTI

SAMMY GILLIAM	CHRISTOPHER & KRISTEN CARNOHAN

ERIC & BENNETH STAFFORD	JESSIE B & SURINDER J SINGH

LARRY D THOMPSON REV LIV TRUST	MICHAEL G & LOUISE PERILLO

RANDALL L TALLENT	DONALD J & MARGARET R SCHEPKER

HOPPE-MARKLEY LIVING TRUST	TONY L DRUEKE

SAMUEL E SMITH	STEVEN L RENTSCHLER

HELOISE L POVEY REV LIV TRUST	DANIEL & ROBIN FULLER

HOWARD CORBETT	LEE ZIEGLER

JOHN J CONDEMI MD	ROBERT & SHERRY GRATZ

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MARTIN STOTT SR	SARAH M EVANS

ROBERT & ELIZABETH FITZGIBBONS	RICHARD A LEADBETTER

CRAIG & LORRAINE VECCHIOLA	GARY R HAAS

RUTH J MISCHNICK DEC OF TRUST	JOHN J HIGGS

LESTER G L WONG SELF-TRSTD RLT	ROBERT M & SARAH E SMITH

SARA G SMITH	G WILLIAM HAINES

ALVIN J JR & ELAINE M DENNIS	SONJA J DIDOMENICO-YOUNG

MATHIAS C HERMANN LIV TRUST	LAURE C FLATT

VICTORIA HADDOCK TRUST	JOHN JANSONIUS

JOHN P BIESTEK TRUST	SEYMOUR & MARGERY KREVSKY

JSG REVOCABLE LIVING TRUST	JOSEPH & BRIGID MULROY KAHN

SANFORD T & DOROTHY WARD	GERALD D WININGS

HEIDI E KOIZUMI TRUST	JIM KEEVEN

DOUGLAS & COLLETTE KUBOTA	ROBERT & MARY MCGLAUGHLIN TRST

GEORGE TAMASHIRO TRUST	HARRY BLAIR & MARY SORRELLS

ERIC KVICK	LAWRENCE J KYLE

EUGENE & MARY HOWLAND LIV TRST	JUNE N DEAL REV LIV TRUST

FRED & JEAN E GERGER	D YALOWITZ & K KRZYZEWSKI

CHRISTOPHER PAGE	THOMAS S & JILL C UDALL TRUST

ERWIN C & ELAINE USHER	RICARDO & THERESA RODRIGUEZ

MARK A SHAPIRO	CHARLES B & NORMA J BOYD

ROBERT W ARMSTRONG	JOHNSTON FAMILY TRUST

WILLIAM D & LINDA A MCGREGOR	STEVEN G & MAUREEN D MAU

THOMAS & KATHI SLAUGHTER TRUST	MICHAEL J HOMMEL

ROB & KARLYN SMITH TRUST	NORMAN & GAYLE BRESLOW TRUST

NANCY L GASHO LIVING TRUST	GRAEME M & LINDA A CASE TRUST

VICTOR N SOLT	WAYNE A & CANDYCE SCHERR

ERIC H MELENBRINK	RICHARD & ANN HUTCHSON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

KATHERINE YOUNG	CASEY L & ANGELA A SCHAAF

DONALD & BARBARA MOORE	JOHN P & JACQUELYN CARTER TRST

PATRICK E & LISA A MCALEENAN	BRENDA G NICHOLS

ANNE S HALL	MICHAEL J GLOWACKI

ANITA B MARKWARDT	VAUX FAMILY REVOCABLE TRUST

RICK & PAULA SITZMAN	DONALD S & MARIANNE T PICORD

JOSE M JR & ROSEMARY SUMAJIT	YOUSHENG ZENG

MICHAEL D SEGAL	EDWARD J & JUDITH A DUNN

JOYCE E STENSRUDE REV TRUST	STEPHEN A PROUTY REV TRUST

PHILLIP R NEFF REV TRUST	DONALD C DIPPOLD REV LV TRUST

SAAR TRUST	RICHARD & LEONA SMITH

PHIL & DEBORAH MAIESE	FREDERICK B SCHORK FAM TRUST

DAN D & DIXIE L SPARROW	JOHN T & SUSAN B LADY

KIMBERLY A JAEGER	TAMPA M & R INVESTMENTS

BARBARA J B WHITNEY	DON LOY & MELISSA BURKE

KUZMA REVOCABLE LIVING TRUST	BRENT F & MICHELLE L OGDEN

TOMMY J & MICHAELYN CLARK	ANDREW F & LINDA L GOEBEL

RUSSELL WALKER	ROBERT I KECK

ROBERT L CAMENZIND REV LV TRST	RONALD E WILSON

KIMBERLY K DRAKE REV LIV TRUST	GEORGEANN NIKOLICH

JOAN H ERICSON REV LIVING TRST	STANLEY-FORGE FAMILY TRUST

BRANTLEY T & HARTLEY G ONLEY	MARTIN N & PATRICIA C BUXTON

MICHAEL & MARY GEORGAROS TRUST	JEREMY & ANGELA ARMAGOST

JOHN L III & SUSAN CIPYAK	HEROLD REVOCABLE TRUST

DOROTHIE HALL TRUST	DONALD W & KIPPEN CANTIN

DOUGLAS E & PENNY A KEUTHER	TERRY ANGEVINE

DEBORAH S VERDIER-WOODRUFF	MAYER BROTHERS

JAMES A CARTER FAMILY TRUST B	LEONARD T WILLEY REV LIV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ROBERT & CAROLYN KIRSTEN	RICHARD D & MILDRED R MCCONN

TODD J & LISA J ABEL	BARRY J FITZPATRICK REV TRUST

TILTON FAMILY TRUST	TODD M & SHARI K ANDERSON

MARK K TAOSAKA	LEE A & REBECCA A KOHLE

ALAN H TERAMURA	PAUL RUNGE MD

ROBERT HARDCASTLE FAM LTD PRTS	WILLIAM & MARGARET DANFORD

LAWRENCE E FRANSSEN	RICHARD MILLER

THOMAS W & DIANE T KEOGH	JERALD A & AMY L MOORE

EDWIN C BRUMMELS	ANTHONY E & JULIE K SCHIPPERS

DONALD J & JOY E LEE REV TRUST	CRAIG L & PAMELA M KASTER

W RANDOLPH & MERRY E ZATOR	LU ANN VANKIRK

RICHARD M ABERNATHY	BENJAMIN KATZ LIVING TRUST

LANDIS REVOCABLE LIVING TRUST	MARC E MILSTEIN

DAVID K PADGETT	JOHN R & BARBARA A SLABA

SHARI POLIQUIN	JEANI ANDERSON

EDWARD EITCHES	DEBORAH JEAN WALLEN REV TRUST

HARTLEY SCOTT FORSBERG	CAROLYN G WILLEY LIV TRUST

WILLIAM & AMY LEONARD	BARBARA Z MOSS

WAYNE STANIEC TRUST	LINDA H DRUCKER

EILEEN T KILEY 2005 REV TRUST	LARRY HOLTZ

F GARY CUNNINGHAM	GREGORY & MARCIA PERROTTO

JOSEPH A GUALDONI LIVING TRUST	MICHAEL & AUDREY PITCHER

CURTIS A DELEGARD	ASSUNTA T WOOD LIV TRUST

ROBERT CHLEBEK	THOMAS W SAGER

EDWIN E DICKAU	K RAMACHANDRAN & G RAMASWAMY

JAMES E & JANICE K REID	K TROMBLY & N B BARSHEY

FRANK & BRENDA CROUCHER	JERRY & RUTH V RUBELT

DUNBAR FAMILY TRUST	SUZANNE C KAROLCHYK

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

CHRIS BRINSER	LARRY E & SANDRA BOGGS

YANDELL FAMILY LIVING TRUST	ALESSANDRA & ANTHONY MEDIGO

STEPHEN & ANDREA MELLER	BARNABA LIVING TRUST

ELAINE C DAWSON REV LIV TRUST	C SCOTT & BARBARA GUTSHALL

LYLE HEISS	ROGER D FRICKEL

KIRK L & RHONDA K JORDAN	ANTHONY & VICTORIA MAGLIANO

DELRAY G KUMM	DON A LUTES

SUZANNE E MORSE	GLENN & DONNA FRY REV LV TRUST

DON HANEY	ANITA & JOSEPH KUSS

RHAOUL GUILLAUME	GARY W MAZUREK

SAM C FORD	MICHAEL MARSICO

ALFORD L & JANET E STEPHENS	DANIEL UGGLA

NEIL C & D JANE TAYLOR	ROXANN K MAERCKLEIN

JEFFREY & STACY CAMPBELL	JOSH M STEELE

RAYMOND RACKLEY & C M FONSECA	LEO M DONOHOE

MICHAEL P & BRENDA RATKIEWICZ	MILLARD H JACKSON III

CROSS FAMILY LMTD PARTNERSHIP	LINWOOD C GERBER

ROBERT P BRYAN	LAWRENCE SMITH II TRUST

BEVERLY PATRICIA S MILLER TRST	JACK R & MARILYN J HOPPER

CHRISTIE A HAACK REV TRUST	VIVIAN K MURRAY REV TRUST

FREDERICK WINKER TRUST	KATHY J WAUSON

JOHN & CYNTHIA SUE KENNEY TRST	LYNN A JOHNSON

PATRICK H KENNEDY	JOYCE E PATT TRUST

RICHARD M KOBDISH	ROSICKY FAMILY REV LIV TRUST

STEVE & JOAN HUDSON	WILLIAM BRYAN ADAMS

JOE CAMPBELL	GIRVEN & MARY E KISSELL

JOHN & JUDY WICK	IAN S & JOAN M GRANT

KEITH C & LYNNE M VALENTINE	TODD L & DEBORAH K SALMANS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

BEN & SARAH STRAKA WALLERSTEIN	DANIEL J & GAYLE R DECKER

MICHAEL G CLARK REV TRUST	JAMES & CARROL VANMETER

ERIC A SHELDAHL	JED & GLENDALEE SCULLY

LYNDA L SAWCHUK LIVING TRUST	BILL & KATHY BEZANSON TRUST

NICHOLAS J CALIO	LYLE O JR & LETZA B FOGLEMAN

TY & ANGELA WIGGINTON	LISA F LONG

EDWARD W MACKIN SR	HAZEL S NISHIMURA LIV REV TRST

GENE BALL	CELIA J BORTFELD TRUST

FUNDAMENTAL PARTNERSHIP LTD	HOWARD & TEALE LEE

ROBERT H HOH TRUST	STEPHEN E HERZOG

LUCY M PEARCE REV TRUST	MARY LYN & RICK M HEINL

DIERDRE L HURD REV TRUST 2008	GERALD T BUNTING & PAULA YOUNG

SHIRLEY C SNOWDEN	BRUCE W ROBSON

JAMES & LISA O'NEAL	GUZDER/RUPANI TRUST

MELFORD L STRAND LIVING TRUST	FRANK & PEGGY GARBARINO

DR VINCENT JOE	GEORGE P SKOMORUCHA

THERESA A OGLES	JOHN W WELLS JR

RICHARD C BURNHAM	JOHN K & CONNIE J BOLGER

JOHN A III & CYNTHIA A SECRIST	MARZULLO ARMSTRONG FAM TRUST

BRENDA WARKOW	LEONARD D & LINDA K MADSEN

MARY B & JEFFERY K WIRTH	JAMES ACKERLY

BYRON & JANA RAE OLIVER	PAUL D ANDERSON

KAREN C & TIMOTHY SHAFFER	STEPHEN H & CAMILA K HAUGSTAD

ELIZABETH W HALLORAN	MYRON ELLINGSON

JOHN D WILSEY REVOCABLE TRUST	ARLYS B VERDOORN REV TRUST

CHARLES B & MARGARET HEDSTROM	OAK RIDGE PARTNERS LTD

JOHN E HEILSTEDT LIVING TRUST	ALAN R BERG

DENNIS & SHIRLEY LONG	JOHN J STEENHAUSEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

STEPHEN R SCHAEFER	GARY F & LAUREL P PURDUE

KLIER FAMILY TRUST	CHARLIE JR & JUDITH A COX

RICHARD W CARR	DAN L & SUE A CAPPA

MICHEL D & VICTORIA L CLIFFORD	KEN DORN

DONALD & BETTY CHRISTIANA TRST	GEORGE A ALLEN JR REV TRUST

JOHNSON-MORENO FAMILY TRUST	PETER A & ANDREA I WOLOSON

TODD & TINA LIBERTO	SID L & PATRICIA H WRAY

LEROY FUNDINGSLAND	GEORGE & SHARON CASE

FRANCIS G H & JENNY E-PING LEE	PASCAL F PEROT

ANTHONY P LOPRIORE	DEIDRE C DUBISSETTE

CUMMINGS FAMILY TRUST	JOSHUA N MILLER

SHERENE HUNTZINGER	KATHERINE D & ARTHUR C ZUELZKE

ZELPHIA MERKEL	DELIA PRATHER VALENTINE TRUST

FENNELL & MONDAY LIVING TRUST	LORNA P GUTHRIE

RICHARD S BURTWISTLE	JAMES P RICE

PRAFUL & JASHODA PATEL	WILLIAM H & NORMA S GERNON

GERALD DEE CAMPBELL	TOM & ELIZABETH MCLAURIN

CHARLES & SUSAN BROWNING RLT	PAUL L & MARSHA R LEE

NELLANETTE ARAKI	DOROTHEA R BELLOWS REV TRUST

SCOTT & PATRICIA MEDEN	DONNA VALLERAND TRUST

SAMUAL CHAPIN & LORETTA SOFFE	MARK ADOLPHUS FAMILY TRUST

JAMES & MARIE LINTON	MICHAEL P & ANNE COSBY

ANN MARIE NEWMAN	L W DAVIS

SHUN HING V CHAN	ROBERT & CATHY SHORMA

THOMASINE L GISSEL	DIANE F WAMHOFF REV TRUST

LAVERNE C GLOVER TRUST	ELIZABETH M WESTERBERG

BRIAN C WILLIAMS	DIANA M OSINSKI

JAMES & JAMIE SULLIVAN	W E GREINER & JACQUELINE BECK

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

STANLEY L & BETTY J NOVE	STACEY L GOODBUFFALO

JAMES & AMANDA SAFKA	DAVID L & MICHELLE R FINK

JASON B YU	LINDA R TIPTON

YVONNE S FONG	LAURA J ROBERTS

THE NICOLAI FAMILY TRUST	WANETA E CONWAY

PAUL R & SINA M I PRADEL	BETH JAHNCKE SP LIVING TRUST

LAURA MICHAEL	MAUREEN M YAMASAKI TRUST

BLAND LIVING TRUST	GLENN RIMBEY

PAUL & PAMELA BUMANN FAM TRUST	GEORGE RICHARD & JANICE ROARK

JOHN A & BARBARA K BEILFUSS	WILLIAM W HORN

JOHN & MAURA MCDONALD	CAUSEN W & KATHY A ANDERSON

SHELLEY M & KATHY C BOWLES	KATHLEEN LAURIN MARTIN

HUBERT C SR & ALICIA L AUCOIN	STEVEN & SUSAN HOROWITZ

JOHN G JOHNSON JR	CLAYTON FISCHER

DAVID M SILBERMAN	LINDA K WARREN REV TRUST

GLYNN DELATTE & ARLENE EDWARDS	DAVID & KERRY MANSKE FAM TRUST

CLIFFORD PARTNERSHIP LTD	JOHN BARTON ROBERSON

JAMES L RATHBUN	M MAC & DEBRA K AUSTIN

GREGG A KOLDENHOVEN	DONALD C & BORGNY J JENSEN

ELDORA L CHANG TRUST	JEFF A & DESIREE-ANN JULIAN

DAVID & DIANE GRUBBS REV TRUST	ELAINE MUJONG KATSUYUSHI TRUST

JIM K & DOROTHY C LITCHFIELD	WALLACE M WAKAHIKO TRUST

SHELDON G SCHULTZ TRUST	PETER HANASHIRO

ROBERT W NEILSON JR	GTF ENERGY ENTERPRISES IV

NANCY M CLAYTON	MARY JOHN JOHNSON

COREY C CONRAD	JERALD C & PATSY H SHRECKHISE

DWIGHT L & SUE BOSTIC	STEVEN A JULIUS

WILLIAM L PIERCE	DANIEL G LINDSTROM REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JON R & PATRICIA ALEXANDER	JOHN & CHRISTINE STOVER ROMERO

NAN & ROBERT MOSLEY	F EUGENE JR & NANCY E BROWN

DOUGLAS E ZIMMER LIVING TRUST	WESLEY E & MARTHA A JEROME

EVERETTE L ABERNATHIE	JESSE J JR & LUBOV A GRIFFIN

DALE E & NANCY G JONES	CHARLES & JULIE WILLNERD

SCOTT & SHANDA BICKELHAUPT	B J STEWART

CHARLES L & KATHERINE L BOWERS	JUDITH A ANDERSON REV LIV TRST

ALAIN J MARENGO-ROWE	DONALD J BRUNS

WILLIAM & CAMILLA ELLIOTT TRST	RAIN OAK CAPITAL PARTNERS LTD

VIRGINIA M & LAUREN N MULKEY	JOHN H YAMAMOTO TRUST

MICHAEL WILLIAM DUPRE'	TERENCE M & SHARLAINE K ISHIDA

TERRY C & LINDA S HORNUNG	NORMA JEAN FALINK

DEBORRAH F & DANIEL VANDIGO	GLENDA H & WILLIAM E MIDDLETON

HAL L GREEN MD	JOHN P SCOTT JR

JEFFREY C & KIMBERLY Z BRYANT	THOMAS M & BARBARA L QUINN

DAVID M & ROBERTA S CAURDY	MARK B & DIANA J TANNER

ROBERT Y BAIR	VERNON JEAN OWENS

C EDWARD DAVIDSON	STEVEN R BITNER

DALE KATT	GARY W & JOYCE E BROWN

JAMES O IVEY JR	RALPH R SARNATARO LIVING TRUST

GREGORY & RENESSA FONTENOT	MICHAEL L & STACEY A WOODEN

ROGER A GRIMM	RICKY F & CAROL S ANDERSON

KAREN J JACOBS	MICHAEL MACAULAY

SHARRON S TROLLINGER REV TRUST	GEORGE A & MARLYS L CHURCHILL

RICHARD H FITZGERALD	JAMES D GARDNER

ROBERT C HUBBARD	NICHOLAS M & MARY E KLAERS

THERESA M SMITH LIVING TRUST	DALE P MILLER

JOHN & DIXIE DICKMEYER	LLOYD W ROTTON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

TOM & ANITA SZCZUREK	BLANE & CHERIE BAUCH

NICHOLAS CAROSI III IRRV TRUST	CARL J GUVERNATOR

ROBERT L ROGGE	MICHAEL J LONG

TOMMY C DANIEL	CHARLES H & SANDRA C THORBORG

TODD & SUSAN BLACK	WAYNE L & SANDRA S SWANSON

MONICA M MCNEAL	STEVE T & CYNTHIA L FROHNAUER

DAVID M & CHERYL L WILD ROCK	JAMES R & BARBARA PIPER

ERIC M & PAULA J VIGRASS	JOHN LAING

JOHN F & VALERIE E CARDARELLI	ROBERT W OLSON

JOHN P & LINDA K CHEMALY	DAVID G OLSON

JAMES R & DENISE HAVLAN	RYAN J & EMILY W VOELKERT

MCCOOK-MCWILLIAMS FAMILY TRUST	MICHAEL J & VARDA S JEFFERS

ROBERT SCHELD & HUGH BAILEY	JAMES S POMPANO

JUSTIN & KIERSHA WHEELER TRUST	DAVID M LINFERT

PAUL & JILL GILLARD TRUST	DR WILLIAM & ELEN WALTON

KENNETH W ERNST	DONALD A AMMONS

BRADLEY J BUTLER JR	STEVEN C HARMS

DERRICK & JOAN ZIMMERMAN	STEVEN A SNYDER

BEN WHITSETT	G YOUNG & C HIGA LIV TRUST

GEORGE H JR & JANE O CAIN	PATRICIA K BRANDT

RICHARD E & MARGARET E JENSEN	G YOUNG & C HIGA LIVING TRUST

ELAINE M ANDREAS REV TRUST	ROY KAM SAU CHANG REV LIV TRST

PHILIP HOLLYER LIVING TRUST	GEORGE S YAMAMOTO

RONALD & KAREN POIDEVIN	KELLIE Y A HOSAKA

ELVERT D NEW	CURTIS P & DEBRA K CHONG

MICHAEL & CAMILLE BIANCO	B A DERDERIAN & J V NEKOBA

CUNNINGHAM REVOCABLE LIV TRUST	JAMES P KELSO

CHRISTOPHER J ELLERBROEK	THOMAS GALATI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JONATHAN D WARREY	KENNETH A HEITT

JOSEPH H BAREKMAN	CHARLENE J FURNARI

SHERMAN & SHIRLEY L MARKOWITZ	TERRY L CUSICK

ALLEN R MAJOR	JOHNSON GROUP INVESTMENTS LLC

JOHN J NANIA	MARK BRYANT & LISA CALLAHAN

MARSHA AMBROSE	NORMA K MACKAY

MARY G HUDGINS	ERIC & LORI EGEA

SUSAN M KING	EMORY G SUTCH II

JEFFREY M LEE REVOCABLE TRUST	KENNETH C & JUDITH A MAYNARD

NILS C KONIKSON	DENNIS K & PATRICIA SAMUELSON

LAWRENCE G & YUKO J ORNELLAS	THADDEUS J & MINDAY L FORTIN

JOHN R SUNDBERG	BENJAMIN J & DAWN C QUATTRONE

BRIAN J & KIMBERLY D LAUBER	MICHAEL & JANET BAUGHN

THE DALLIN LARSEN TRUST	DOLPHINE D JONES

ERIK M & RACHEL C CARLSON	GREGORY A MCCLURE

LINDA DIANE MATHURAN FAM TRUST	DAVID S WILLKOMM

STEVEN & MELANIE KENNEDY	HENRY A LILE

JAHNCKE ESTATE TRUST	MICHAEL R & MARJORIE SULLIVAN

THOMAS G LONG	BURTON A GREEN TRUST

PAUL A & SHARYL D FERLEY	MATTHEW & THERESA SORENSEN

DANIEL & HALEH BANAYAN	JAMES M GAMBACCINI

JAMES D BROCKMAN	MIKE LORINO JR

DONALD KELLEY LIVING TRUST	BURDETT JOHNSTON

KLYE M & SHELLEY T CARPENTER	TERRENCE & LARAINE CLARK TRUST

LYNWOOD M & JUDITH S DRISKILL	CARL L JR & CYNTHIA L PAOLETTA

JOHN D & MARY J TALAGA	RAYMOND M TROPP

ANDREW J & CARMEL F LUCIBELLO	JOHN J & ANN M CAVAN

STEVEN J MIESBAUER	WILLIAM P & ROMI COONEY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

PARVEZ & FARAH SULTAN	JACKIE GLEN & MARY D TRENT

RICHARD & MARY GLENDENING	GEORGE & COLLEEN JAMESSON

WILLEMSTYN REVOCABLE TRUST	R & J ENERGY ENTERPRISES LLC

LARRY D & LISA FRIEDMAN BOYD	RCB ENERGY ENTERPRISES V LLC

GARY FORD & LISA TAVERNA	DEBORAH H STEPHENS

MEHDI ROUSTAYI TRUST	L AUBREY & ELIZABETH DREWRY

GREG & BONNIE HEMBROCK	ELLYN W & PAUL A FOLTZ

HARRY R & JANET IRWIN	DON A COPPOLA

ALAN R KERTZ REV LIV TRUST	GAY LYNN BRUNS FAMILY LIV TRST

SHARON M LEE	ARTHUR H LOEBL REV TRUST

GARY R SCHERBER	LOIS ANN MARKLEY

FRANK & JUDY COPPA	BARBARA GAROFALO

JAMES K SUTTER	TOM D & MARCELLINE A HAM

NICHOLAS J PORRINI	ALAN ETT

TERRY R BEALE	LEIGH O ATKINSON

RORY A M DELANEY	JAMES L DUGAN

EILEEN M CAVANAUGH	STEPHEN K WINTORY

WILLIAM P & DIANE C CARNEY	BEVERLY SCHAMMEL-SPENADER TRST

TIMOTHY P REARDEN	VIRGINIA R MINARD LIVING TRUST

BARRY F MCNEIL	MIN C & RHONDA OH

NOBLE J & JOAN WILEY LIV TRUST	NITHIANATHAN K THAVER

JEAN N OXENFORD	ROBERT E & DIANE A FRYE

ROSEMARY M BURNSIDE	THOMAS JOSEPH & LINDA K MOEHL

TOBY ALFRED & KENNETH ALFRED	PALMETTO EXTERMINATORS INC

PETER L & TERESA M PERKINS	DAVID SUTHERLAND

R RAY BROWN	FRANCIS W DANA

DALE R HANSON REV LIV TRUST	2002 SUSAN E BLAND TRUST

FRANKLIN & MOLLY HOMER	JOHN J & ANNA M SELM

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

DAVID LEE & HOLLY JEAN JESSEN	LANCE A & TARA H SNYDER

PETRICH FAMILY REV TRUST	ROBERT & LEONDRA LENTZ

MATTHEW A TREANOR	LAURIE TYAU & TATSUO YAMASHITA

YOUNG FAMILY REVOCABLE TRUST	PETER G HUTCHENS

CHARLES J & KATHLEEN K NEIR	FREDERICK P & SHEILA C BAERENZ

TERRY J & KAREN K RODBERG	ELAINE R CRANE

LARRY D & ELLA M KOOL	RONALD BORING

KEITH A JOHNSON	GREGORY K M & LUCIA C LEONG

LANCE TERUYA	THOMAS D DEPPE

JAMES WALLACE & PEGGY R KELLY	ROBERT L SCHIFF

DOUGLAS WAYNE DOTY	WILLIAM A & VALARIE J BARKER

WILLIAM C WILSON LIV TRUST AGM	RICHARD B GODING

JOHN & HOLLY RANKIN	FLORENCE M MATSUMURA

MAX & SYLVIA SOLOMON	BRUCE A SCHNEIDER

RONALD S & MARIE A WILSON	CHARLES D & STACEY L BURTON

PHILIP HORABIK	MARC H & HELEN G BORNSTEIN

E ALAN MCGEE	GARY & MARGIE FREDRICKSON

DANIEL N & MIRIAM R DAVIDOW	GARY G & SHERRY A SCHULTZ TRST

JAMES F JR & DEBORAH P WILSON	KENNETH C & MITZI L MERCHANT

WALTER K NAGASAKO	PATRICE STEPHENS

ROGER C BROSSMER	PERRY GOUGH TRUST

ANN E ZELLMER	R J & GARY GABRIELSEN TRUST

LOUIS M RUGGIANO	MARLEAH LESLIE

DANIEL CADELINIA	JUDITH L BRUGGENTHIES TRUST

S E & H J HERMAN REV JNT TRUST	BEEGHLY LIVING TRUST

MELVIN S & ELIZABETH F TANITA	MARILYN COYNE & C CUMMINS

ROBERT ROGERS & CAROLINE BYRD	MARILYN BAER

LANCE MCINTOSH & HOLLY HANING	JOHN & SANDRA MCLEAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JAY W KELLEY	THOMAS A MUTSHLER

BETTE BONDER & PATRICK BRAY	ALDAS P NARIS

BILLY R POE	CLAY HINRICHS

PETER A & TERESA L VONRUDEN	ELISABETH E HAU

WILLIAM D FRIEND REV LIV TRUST	LORI K TONAI REV LIV TRUST

BARBARA J STEVENS RLT	LINDSAY & DALE TAMASHIRO TRUST

DAVID WINKLER	THINH T NGUYEN

REX HIROTO IMAYE REV LIV TRUST	KIMIKO E & JOHN H YAMAMOTO

ANNE G RANDALL	RODGER BOWERS

CARYN M GROEDEL	HEIDI CESSFORD KRABBE

EVELYN E COLLIS	JANET N KINZLER

RICHARD T & CAROL E CROWELL	KRISTINE A GERISCH

JOSEPH G TEGREENE	ALLISON STEELE REV TRUST AGMT

CHRIS E BEALE	WILLIAM B MILTON

MICHAEL H HARDMAN	CHRISTOPHER & JACKIE LOCKHART

JOSEPH RANDOLPH FRAZER	LOVE FAMILY TRUST

SHIRLEY C PETERSON	DARRYL L & DONNA B MAY

GARY & JERIE SCHWARTZ	KENNETH L CHAPMAN

DARRELL DALE & KAREN D DAVIS	HANNA LUKOSAVICH

CHARLES W III & MARGARET BROWN	KELLY FAMILY TRUST

PAUL E PLAYER	STEPHEN KELLY

JOHN J & DOREEN L GRIFFITH	PAUL R MAMOLEN

ROBERT M HEMBERGER	LAWRENCE & JOYCE VAN BLARCOM

PAUL HUDAK	VALERIE LEFFEW

PRAG LIVING TRUST	BARBARA OLSON

MARK & RITA RAMSEY	WILLIAM M & JOAN M ROBERTS

HASHIM M YAR & MARIA Y WOLOSON	TRUST A-WRIGHT REV LIV TRUST

JERROLD V & JOYCE F LARSON	THOMAS H NICHOLS JR

NAME	NAME

RAHIL KAZI	JOHN W JR & MARYLOU F WELLS

SHARON LYNN JOHNSON 2006 TRUST	ROD B & BRENDA J BULCHER

STEPHEN KNEELEY	LANCE R. BRUBAKER

GARY J. & LAYLA GRAY	JOSEPH D. GORG TRUST

JAMES & NANCY VERBEI	JACK DAVIDSON REV TRUST

PAUL H. FRITZKE	KURT AND GRETCHEN KECHLEY

KATHERINE STEEL	JAMES CARLISLE

CYNTHIA FLYNN	ARTHER & DIANE HERMES

C. PHILIP THOLEN TRUST	DANIEL & JULIE SALLEY

PERIA FAMILY REV TRUST	CHRISTOPHER R. COLNITIS

BRUCE & REBECCA BERMAN	BONNIE L. ROCHMAND & DOY S. PINKER

SUSAN AND TIMOTHY GRIMSBY	ROBERT L. & MARY A. DICKEY

LORRAINE M. ARBETTER REV TRUST	CLAUDIA J. WRIGHT TRUST

CHARLES L. & CAROL J. WARNER REV TRUST	KKO VENTURES

STEVE & ROCHELLE SHORE